HBT Financial, Inc. Completes Merger with CNB Bank Shares, Inc.
Bloomington, IL, March 2, 2026 – HBT Financial, Inc. (NASDAQ: HBT) (the “Company” or “HBT Financial”), the holding company for Heartland Bank and Trust Company (“Heartland Bank”), today announced that it has completed its merger with CNB Bank Shares, Inc. (“CNB”), the holding company for CNB Bank & Trust, N.A. (“CNB Bank”). At the effective time of the Merger, CNB merged with a wholly-owned subsidiary of HBT, with CNB surviving as a wholly-owned subsidiary of HBT. Immediately thereafter, CNB merged (the “Merger”) with and into HBT Financial, with HBT Financial surviving the Merger. In addition, following the Merger, CNB Bank, CNB's wholly-owned bank subsidiary, merged with and into Heartland Bank, with Heartland Bank continuing as the surviving bank. As of December 31, 2025, CNB had $1.8 billion in total assets, $1.3 billion in total loans held for investment, and $1.5 billion in total deposits.
The completion of the merger expands HBT Financial’s footprint in the central Illinois, Chicago MSA, and St. Louis MSA markets.
J. Lance Carter, President and Chief Executive Officer of HBT Financial and Heartland Bank, said, “We are happy to announce the completion of the merger with CNB and are excited to welcome their customers, employees, and shareholders to HBT. We have a track record of successful bank integrations and are focused on a smooth transition. CNB is a strong cultural and strategic fit, and this merger enhances our ability to deliver an exceptional banking experience to our customers.”
In connection with the merger, the Board of Directors of each of HBT Financial and Heartland Bank (collectively, the “Boards”) increased the size of their respective Board and appointed James T. Ashworth and Nancy L. Ruyle as directors to the Boards, effective as of March 1, 2026. Mr. Ashworth and Ms. Ruyle's initial term will expire at the HBT Financial 2026 Annual Meeting of Stockholders.
Fred L. Drake, Executive Chairman of the Boards, said, “We would also like to welcome Jim and Nancy to our Board of Directors. Both have been instrumental in CNB's commitment to community-based banking. Their guidance will be valuable as we grow the Heartland Bank franchise.”
Mr. Ashworth previously served as the President of CNB and the Vice Chairman of CNB and CNB Bank. He also served on the Board of Directors of both CNB and CNB Bank. In addition to CNB and CNB Bank, Mr. Ashworth previously served on the Board of Directors of the Community Bankers Association of Illinois, the Independent Community Bankers of America, and the Federal Home Loan Bank of Chicago. Mr. Ashworth graduated from the University of Miami (Florida) and completed the Graduate School of Banking at the University of Wisconsin-Madison.
Ms. Ruyle previously served on the Board of Directors of both CNB and CNB Bank. In addition to CNB and CNB Bank, Ms. Ruyle previously served on the Board of Directors of Palmer Bank in Taylorville, Illinois, and worked as an attorney in Carlinville, Illinois before retiring as a Senior Partner at Ruyle & Sims. Ms. Ruyle graduated from St. Ambrose College with a degree in Political Science and a minor in Accounting before attending St. Louis University School of Law.

About HBT Financial, Inc.
HBT Financial, Inc., headquartered in Bloomington, Illinois, is the holding company for Heartland Bank and Trust Company, and has banking roots that can be traced back to 1920. HBT Financial provides a comprehensive suite of financial products and services to consumers, businesses, and municipal entities throughout Illinois and eastern Iowa through 66 full-service branches. As of December 31, 2025, HBT Financial had total assets of $5.1 billion, total loans of $3.5 billion, and total deposits of $4.4 billion.
Forward-Looking Statements
Readers should note that in addition to the historical information contained herein, this press release contains, and future oral and written statements of the Company and its management may contain, “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “will,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” or “should,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and supply chain constraints); (ii) effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy and tax regulations; (iii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, acts of war or other threats thereof (including the Russian invasion of Ukraine, conflicts in the Middle East and recent military activity in Venezuela), or other adverse events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iv) new and revised accounting policies and practices, as may be adopted by state and federal regulatory banking agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board; (v) changes in local, state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to bank failures; (vi) the imposition of tariffs or other governmental policies impacting the value of products produced by the Company's commercial borrowers; (vii) changes in interest rates and prepayment rates of the Company’s assets; (viii) increased competition in the financial services sector, including from non-bank competitors such as credit unions and fintech companies, and the inability to attract new customers; (ix) technological changes implemented by us and other parties, including our third-party vendors, which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; (x) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (xi) the loss of key executives and employees, talent shortages and employee turnover; (xii) changes in consumer spending; (xiii) unexpected outcomes or costs of existing or new litigation or other legal proceedings and regulatory actions involving the Company; (xiv) the economic impact on the Company and its customers of climate change, natural disasters and of exceptional weather occurrences such as tornadoes, floods and blizzards; (xv) fluctuations in the value of securities held in our securities portfolio, including as a result of changes in interest rates; (xvi) credit risks and risks from concentrations (by type of borrower, geographic area, collateral and industry) within our loan portfolio (including commercial real estate loans) and large loans to certain borrowers; (xvii) the overall health of the local and national real estate market; (xviii) the ability to maintain an adequate level of allowance for credit losses on loans; (xix) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and who may withdraw deposits to diversify their exposure; (xx) the ability to successfully manage liquidity risk, which may increase dependence on non-

core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (xxi) the level of nonperforming assets on our balance sheet; (xxii) interruptions involving our information technology and communications systems or third-party servicers; (xxiii) the occurrence of fraudulent activity, breaches or failures of our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (xxiv) the effectiveness of the Company’s risk management framework; (xxv) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction with CNB; (xxvi) the diversion of management time on transaction-related issues; (xxvii) the ultimate timing, outcome and results of integrating the operations of CNB into those of HBT; (xxviii) the effects of the merger with CNB in HBT’s future financial condition, results of operations, strategy and plans, and (xxix) the ability of the Company to manage the risks associated with the foregoing as well as anticipated.
CONTACT:
Peter Chapman
HBTIR@hbtbank.com
(309) 664-4556